Income Taxes - Entitys Total Income Tax Expense for the Period and Statutory Tax Rate (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Taxes [Abstract]
Current Tax expense	$ 43,957	$ 27,637	$ 20,227
Deferred Tax expense / (benefit)	0	(209)	209
Income tax	$ 43,957	$ 27,428	$ 20,436
Effective tax rate	(50.00%)	22.00%	13.00%